Exhibit 10.3
SERACARE LIFE SCIENCES, INC.
Fiscal 2008 Director Compensation Plan
     Set forth below are the terms of compensation for members of the Board of Directors (the “Board”) of SeraCare Life Sciences, Inc., a Delaware corporation (the “Company”), as well as the terms of compensation for the various committees of the Board, for the fiscal year beginning October 1, 2007.
Compensation for Members of the Board
•     All Board members (other than Ms. Vogt) shall receive an annual retainer of $20,000, of which half shall be paid in cash and half shall be paid in common stock of SeraCare. This annual retainer shall be paid in quarterly installments in advance. The valuation of the shares shall be based on the closing price of the shares at the end of the first business (trading) day of the quarter.
•     All Board members (other than Ms. Vogt) shall receive a five-year option to purchase 15,000 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on the date of the grant, such grant to be made at such time as may be determined by the Board. The Option will have a vesting period of twelve (12) months, which vests quarterly on a pro-rata basis.
•     For service as Chairman of the Board of Directors, Mr. Davis will receive additional annual compensation of $10,000 paid in cash (pro-rated based on the actual period served) to be paid quarterly in advance, and an additional option grant of 10,000 shares.
•     All Board members shall be reimbursed for their expenses in serving as Board members and shall also be paid a cash fee of (i) $2,000 for each meeting of the Board of Directors attended in person and (ii) $500 for each meeting attended telephonically. Meeting fees will be paid quarterly in arrears.
Compensation for Members of the Audit Committee of the Board
•     All Audit Committee members other than the Chairman of the committee will receive an annual cash fee of $5,000, pro-rated for the period served, to be paid quarterly in advance.
•     The Chairman of the Audit Committee shall receive an annual cash fee of $7,500, pro-rated for the period served, to be paid quarterly in advance.
•     All Audit Committee members shall be reimbursed for their expenses in serving as Audit Committee members and shall also be paid a cash fee of (i) $2,000 for each committee meeting attended in person and (ii) $500 for each meeting attended telephonically, unless, in either case, such meeting is scheduled as an adjunct to a scheduled Board of Directors meeting for which the Directors are already being compensated. Meeting fees will be paid quarterly in arrears.

Compensation for Members of the Compensation Committee of the Board
•     All Compensation Committee members other than the Chairman of the committee will receive an annual cash fee of $2,500, pro-rated for the period served, to be paid quarterly in advance.
•     The Chairman of the Compensation Committee shall receive an annual cash fee of $5,000, pro-rated for the period served, to be paid quarterly in advance.
•     All Compensation Committee members shall be reimbursed for their expenses in serving as Compensation Committee members and shall also be paid a cash fee of (i) $2,000 for each committee meeting attended in person and (ii) $500 for each meeting attended telephonically, unless, in either case, such meeting is scheduled as an adjunct to a scheduled Board of Directors meeting for which the Directors are already being compensated. Meeting fees will be paid quarterly in arrears.
Compensation for Members of the Nominating and Corporate Governance
Committee of the Board
•     All Nominating and Corporate Governance Committee members other than the Chairman of the committee will receive an annual cash fee of $2,500, pro-rated for the period served, to be paid quarterly in advance.
•     The Chairman of the Nominating and Corporate Governance Committee shall receive an annual cash fee of $5,000, pro-rated for the period served, to be paid quarterly in advance.
•     All Nominating and Corporate Governance Committee members shall be reimbursed for their expenses in serving as Nominating and Corporate Governance Committee members and shall also be paid a cash fee of (i) $2,000 for each committee meeting attended in person and (ii) $500 for each meeting attended telephonically, unless, in either case, such meeting is scheduled as an adjunct to a scheduled Board of Directors meeting for which the Directors are already being compensated. Meeting fees will be paid quarterly in arrears.